Exhibit 99.1

Financing and Contract Servicing Full eCommerce Platform Assets Industry Leading Data, AI and Technology Long-Term Strategic Plan September 23, 2024

Disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations and business strategy regarding Vroom, United Auto Credit Corporation, and Car Story; the implementation of our three objectives and four strategic initiatives; our ability to build a world class lending program; our ability to return portfolio performance and operational cost metrics back to pre-COVID levels; the impact from the UACC’s 2024-1 securitization transaction; residual sale impacts and the income recognition; expectations regarding originations; the impacts of credit tightening; our models regarding indicative potential for EBITDA, Adjusted EBITDA, unrestricted cash, and Excess Liquidity; our assumptions regarding operating capital, long-term debt, and macroeconomic, operational and competitive risks; and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended June 30,2024, which are available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. On-GAAP Financial Measures This presentation and the accompanying oral presentation include the following non-GAAP financial measures which we believe are useful in evaluating our operating performance: EBITDA and Adjusted EBITDA and Adjusted EBITDA % of Serviced Portfolio Target. EBITDA and Adjusted EBITDA are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes. We define EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense. We define Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, severance expense related to the continuing operations, gain on debt extinguishment and long-lived asset impairment charges. We define Adjusted EBITDA % of Serviced Portfolio Target as Adjusted EBITDA divided by gross serviced portfolio. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating, financial, and liquidity performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information.2

Presenters A seasoned leadership team with diverse experience Tom Shortt CEO Tom is CEO of Vroom, Inc. which now consists of UACC, Car Story and Vroom’s ecommerce platform assets. He is a transformational leader and change agent with experience delivering order of magnitude operating improvements in Fortune 1 to multibillion dollar Public and Private Equity companies leveraging Advanced Analytics and Digital Transformation to drive Execution while inspiring an innovative culture. Stefano Balistreri Chief Risk Officer - UACC Stefano most recently spent 13 years at Wells Fargo Auto Finance where he led risk programs for the full credit spectrum. He has 24 years of experience in the consumer financial services industry. Lyndon Elam Chief Operating Officer - UACC Lyn has 20 years of experience with full-spectrum credit programs at companies including Wells Fargo Dealer Services , Yamaha Financial Services, and Synchrony Financial. Stacie Grueser Senior Vice President Sales & Marketing - UACC Stacie has 15 years of experience in sales, marketing, customer experience, strategy, and operations across multiple industries. Prior to joining UACC, Stacie spent 5 years driving sales, support, and transactions for Vroom. Jon Sandison CFO and Treasurer - UACC Jon has 15 years of experience in strategy, P&L management, financial modeling, FP&A and investor relations across multiple industries. Jon has been involved in driving improvement at UACC over the last two years. 3

Vroom Overview Strategic Plan Overview Strategic Initiatives Build a World Class Lending Program Build a World Class Sales and Marketing Program Build Operational Excellence in Originations Build Operational Excellence in Servicing Strategic Plan Indicative Models Agenda 4

Vroom Overview 5 Financing and Contract Servicing Full eCommerce Platform Assets Industry Leading Data, AI and Technology

Vroom, Inc. Overview

- Following the wind-down of our ecommerce operations, Vroom's business is comprised of UACC, CarStory and the Vroom Automotive eCommerce Platform
  - UACC is a national indirect lender that offers vehicle financing to consumers through third-party dealers under the UACC brand, focusing primarily on the non-prime market
  - CarStory is a leader in AI-powered analytics and digital services for automotive retail
  - Vroom continues to own the technology, IP and digital assets that previously powered Vroom's retail automotive ecommerce platform. We believe our Vroom IP and Tech Stack have the potential to create value for our business and continue to explore opportunities to monetize these assets through asset sales, licensing and a SaaS model united auto credit business

Financing and Loan Servicing

- Acquired by Vroom in 2022
- Non-prime lending expertise
- Successful capital markets experience
- 9,500+ independent dealer network
- $1B+ gross serviced portfolio
- $629M in loan origination in 2022
- External finance and management portal for dealers
- Consumer payment integrations and auto-pay functionality
- Integrated with largest dealer management platform for credit applications
- Automatic pricing programs for both independent and franchise dealerships
- 3rd generation proprietary pricing engine powered by big data models with machine learning
- 100+ nationwide sales team with strong dealer relationships
- Tangible book value at 6/30 ~$154M

carstory business

Industry Leading Data, AI and Technology

- Acquired by Vroom in 2021
- 18+ years of automotive vehicle history
- Extensive patent portfolio, including 31 issued or allowed and 8 pending patents
- Website conversion expertise
- Data science and analytics
- AI and ML models for vehicle pricing, similarity and imaging processing
- Major financial institution customers, dealers and retail auto service providers
- Vehicle acquisition and pricing product suite for dealers
- Consumer mobile apps with full-featured marketplace and augmented reality shopping experience vroom assets

Automotive eCommerce Platform

- eCommerce used vehicle platform
- Predictive price and P&L models
- Consumer and B2B Inventory acquisition
- Consumer shopping solution
- Self-service checkout
- Consumer transaction hub deal status, pending action items, delivery and registration tracking
- Delivery and logistics solution with integrated tools for seamless driveway experiences
- Patent-pending titling, registration and document platform
- Proprietary document processing pipeline for automated contracting
- Payment integrations for credit card, ACH, debit and wire transfer payments
- Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities

UACC has operated in the subprime auto finance industry since 1996 UACC 28 Year History 7 YTD 16 securitization transactions Over $3 billion in issued notes (Bar Chart) Vroom acquires UACC, transaction closed on February 1, 2022 Vrooms 2022- 2024 THE FASTLANE Initiated consolidation of the decentralized branch structure UACC Founded 1996 2008 - 2010 UACC is taken private by Pine Brook Road Partners UACC begins using proprietary pricing and decision engine. Foursquares 2011-2015 UACC releases proprietary originations platform, The Fastlane (TFL) 2016 - 2021 WELLS FARGO JPMorgan 100 Over $3 billion in 'AAA' rated capital markets execution 150 January 22, 2024-Vroom discontinues e-commerce operations 250 225 225 FIFTH THIRD BANK $225 million Sub/Near- Prime Hybrid 200 200 $600 million Sub-Prime Capital One 100 200 200 Revolving Period 2024-1 2019-1 2022-1 $296 2022-2 2023-1 $316 $276 $240 $249 $255 2012-1 2014-1 2015-1 2018-2 2018-1 $184 2013-1 5176 5187 2016-1 2016-2 2017-1 $186 $151 5162 $172 $150 $148 2012 2013 2014 2015 2016 2017

Large and fragmented market (1) Source: Experian State of the Automotive Finance Market Q4 2023 report; February 2024 and Automotive Market Trends Q4 2023 report; March 2024 (2) Source: Experian Velocity data; July 2024 YTD Note that dataset excludes Buy Here Pay Here dealers, unassigned lienholders, and Title Loan (refinance) lenders Subprime Market $33B Total Addressable Annual Originations Market (2) (1) 8 Subprime & Deep Subprime Market Share (Used) Other 2,626 Lenders 29.9% Credit Acceptance 10.4% Santander 9.2% UACC Capital One 8.5% Ally 0.7% 6.6% Exeter 6.2% Next 10 Lenders Westlake 22.4% 6.1%

Our large VIN database is intended to enable more accurate vehicle valuations CarStory VIN Database 3.8B Vehicle Photos 360M Sales Cycles 180M Window Stickers 240M Unique VINs Leveraging big data, computer vision and AI, CarStory has curated a comprehensive used vehicle information database 9

Our large VIN database is intended to enable more accurate vehicle valuations CarStory has VIN Data for 90% of US Consumer Vehicles VIN Database Coverage by Model Year VIN Database Coverage = Unique VINS in CarStory database / FRED Light Weight Vehicle Sales FRED Sales data available at: https://fred.stlouisfed.org/series/ALTSALES#0 10 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Valuations based on market averages can over or understate the vehicle’s market value 11 Average Market Prices Can Be Misleading Why the discrepancy? Today’s pricing tools often oversimplify the vehicle There may not be enough similar vehicles Averages typically do not account for local supply, demand, and dealer performance For Sale 2022 Chevy Equinox LT (28-33k Miles) Nationwide – Last Seen For Sale 5/1/24-7/1/24(1) Average price = $21,500 $10k price range $8k price range Average price = $22,300 For Sale 2022 Chevy Equinox LT (28-33k Miles) Ohio –Last Seen For Sale 5/1/24-7/1/24(1) (1) For Sale inventory in nationwide feed data provided to CarStory 205 VINs 297 Vehicle Features 182 Dealers 169 Cities 50 90 45 40 35 30 25 20 15 10 5 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 $27,000 For Sale Units 50 45 40 35 30 30 25 25 20 15 10 10 5 0 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 List Price (in Thousand Dollar Increment)

CarStory Real Market Price

Unlike simple averages, CarStory's patented neural-net algorithm provides more accurate market price, regardless of "exact" matches. CarStory Real Market Price accounts for factors that averages often miss: local market dynamics, dealer performance.



VIN Vault
Current Inventory
Inventory Forecast
Macroeconomic Data
Locations
Listing Details: Dealership, location, date, age, mileage, condition
Vehicle Details: Year, make, model, trim, engine, color, transmission, mpg, damage, features, etc
CarStory Real Market Price Distribution
CarStory Neural Net

12

CarStory patented algorithm accounts for factors that averages often miss: local market & dealer performance

Culmination of 15 years of data collection and analytics; 39 patents or pending patents 13 CarStory VIN Database and Pricing Models Price Elasticity VIN Data, Pricing Models and AI are used in CarStory, were used at Vroom and are starting to be used at UACC Instant Cash Offer VINspect Week of Year Price Vehicle Depreciation

Strategic Plan Overview14

Leverage the Assets and IP of All 3 Businesses

3 Objectives	4 Strategic Initiatives
Achieve pre-COVID Cumulative Net Losses (CNL) or lower	Build a world class lending program
Grow origination with pre-COVID CNL or lower	Build a world class sales & marketing program
Lower operating cost	Build operational excellence in originations
	Build operational excellence in servicing

15

Focused on 3 objectives and 4 strategic initiatives

Long-Term Strategic Plan Indicative Models

	Base Model	Growth Model	Aggressive Growth Model
Subprime Cumulative Net Loss (CNL)	Low 20's% (Pre-COVID Level)	High Teens (%)	Mid Teens (%)
Nearprime Cumulative Net Loss (CNL)	N/A	~10%	~10%
Origination Cost Per Funded Contract	Pre-COVID Level		
Servicing Cost Per Serviced Account	Pre-COVID Level	~10% below Pre-COVID	~15% below Pre-COVID
Subprime Program Mix	100%	~90%	~80%
Near-Prime Program Mix	<1%	~10%	~20%
Franchise Dealer Segment %	<1%	>1%	Grow Market Share
Leverage CarStory Real Market Price for Valuations	Leverage CarStory Vehicle Valuations in underwriting and servicing activities		
Dealer Portal Tech Investment	Integrate existing Vroom tech into platform	Build new tech into the platform	

16

Base: Return business to profitability
Growth: Grow share through near prime program, grow the Franchise segment, and deepen dealer relationships
Aggressive Growth: Based on success of strategic initiatives - accelerate growth

Strategic Initiative:Build a World ClassLending Program17

Portfolio Performance



Multivariate Loss Projection Vs. Cumulative Net Loss
Covid Stimulus
Credit tightening
March 2023
12 Mon CNL
48 Mo CNL
Cumulative Net Loss @ 12mo
Multivariate Loss Projection
Low
High
Cumulative Net Loss @ 48mo

Multivariate 12 mo CNL Model (Orange) correlates to Actual 12 mo CNL (Gray) [Left Axis], which correlates to Actual 48 mo CNL (Yellow) [Right Axis]

	2017	2018	2019	2020	2021	2022	2023	YTD-2024
Avg. FICO	579	581	577	584	578	567	584	591
Avg. Back-End LTV	110.2%	112.7%	112.4%	112.6%	117.1%	125.5%	113.0%	112.9%

18

Goal: pre-COVID subprime cumulative net loss (CNL)

Build a World Class Lending Program

Risk initiatives aimed at reducing CNL and achieving profitable growth

	In Process: Expand to Near-Prime and Refine Subprime program	Short-Term: Modernize credit program	Longer-Term: Build a World Class Lending Program
Consumer Credit Risk Assessment	New Internal Credit Score Build on predictive analytics	Expanded use of FICO 9 More Pre-verification of Stips	
Core Program Offerings	Near-Prime Program Launch	Expand Near Prime Rollout Optimize Approval Logic	3rd Party VSC allowance Market Specific Programs
System Capabilities	Increase Data Sources	New Cloud Decision Engine Multi-decisioning for Dealers' Inventory	
Market Expansion		New Dealer Risk Assessment	Enter Franchise Market

19

Focus on using advanced models/analytics - aim to predict losses and drive profitable growth

Near-Prime Expansion

- Dealers tend to work with as few lenders as possible, while ensuring they have sufficient coverage
- Lenders with broader credit coverage tend to get "first look" on credit apps
- Expansion into Near-Prime aims to increase UACC's coverage footprint and generate more "first look" opportunities


Distribution of Origination Opportunities
Regional Subprime Lender
National Subprime Lender
Deep Subprime Lender A
National Full-Spectrum Lender
Deep Subprime Lender B
UNITED AUTO CREDIT
National Bank
Local Credit Union
Deep Subprime
Subprime
Near-Prime
Prime
Super Prime
Credit Spectrum of Through-the-Door Sales Opportunities

20

With the Near-Prime program, UACC aims to become a more significant partner to the dealer

Virtuous Cycle – Combining Disciplined Risk Management with Market-Sensing Program Expansion


Improved Credit Performance
Risk Modeling & Program Changes
Integrated Risk & Program Management
Better Credit Performance
Expanded Program Offerings
Increased Dealer Adoption & More First Look Applications

21

Goal: Active review of Credit Risk models and strategies while adapting to changing market conditions

Subprime CNL Opportunity



2022-2024 Securitizations:
FICO by Expected CNL
Average Expected CNL
FICO
UACC
35
30
25
20
15
10
5
0
500
550
600
650
700
750
800



2022-2024 Securitizations:
FICO 550-600 by Expected CNL
Average Expected CNL
FICO
27.5
25.0
22.5
20.0
17.5
15.0
12.5
10.0
7.5
550
560
570
580
590
600
Captive Issuer A
Captive Issuer B
National Subprime Issuer A
UACC
National Subprime Issuer B
National Subprime Issuer G
Captive Issuer C
National Subprime Issuer C
National Subprime Issuer D
National Full-Spectrum Issuer A
National Subprime Issuer E
Captive Issuer D
Captive Issuer E

22

Source: S&P Global Ratings research reports for Auto Receivable Trusts for the periods of 2022-2024

Opportunity to improve CNL within current FICO range

Near-Prime Pilot: Avg 672 FICO with 2x Conversion

- In 2023, developed a Near-Prime program for **Vroom** applicants (**7/23-2/24**)
- **235** **Vroom** customer funded deals - we have yet to experience a loss (**Avg FICO: 671**)
- Modified Vroom program to launch **UACC Dealer** Near-Prime pilot
- Launched **UACC Dealer** Near Prime Pilot: **June 11, 2024**
  - Total Near Prime Deals (June 11 - Sept 9, 2024): **233**
  - **Avg FICO: 672**

UACC Dealer Near-Prime Pilot Metrics



Amount Financed
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,042
$21,503
Control
Near Prime Program
Mileage
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
119,616
84,515
Control
Near Prime Program
Vehicle Age
10
8
6
4
2
0
7.7
6.1
Control
Near Prime Program
Financing Term
75
50
25
0
60
64
Control
Near Prime Program

**Vroom Near-Prime Program excludes first time buyers that are ineligible for the program.*

23

Early results are positive and reflect better customer and vehicle mix relative to our traditional subprime program

Near-prime CNL Opportunity



2022-2024 Securitizations:
FICO by Expected CNL
Average Expected CNL
FICO
UACC
35
30
25
20
15
10
5
0
500
550
600
650
700
750
800



2022-2024 Securitizations:
FICO 580-700 by Expected CNL
Average Expected CNL
FICO
15.0
12.5
10.0
7.5
5.0
580
600
620
640
660
672
680
700
National Subprime Issuer E
National Full-Spectrum Issuer A
National Full-Spectrum Issuer B
Captive Issuer E
Captive Issuer D
National Subprime Issuer H
National Subprime Issuer C
UACC Near Prime Pilot Avg FICO: 672

24

Source: S&P Global Ratings research reports for Auto Receivable Trusts for the periods of 2022-2024

Goal: Competitive expected CNL's

Strategic Initiative:Build a World Class Salesand Marketing Program25

National Presence with Local Focus



Total Available Subprime Deals 2024 YTD
UACC Dealers

- National Presence: licensed in 49 states
- External sales team aligned with high-density markets
- Internal sales team focused on less dense markets

26

Source: Experian's Velocity data
Note that dataset excludes Buy Here Pay Here dealers, unassigned lienholders, and Title Loan (refinance) lenders

Aligning resources with density optimizes efficiency and allows for scalability

Building a World Class Sales & Marketing Program

	In Process / Enabled	Short Term	Longer Term
Market Alignment	New market definitions and team alignment	Utilize market data to drive growth and provide focus	
Sales Compensation & Performance	Tighter alignment of goals and compensation Data specialization to guide team	Balance current and longer term performance	Sales performance scorecard revamp
Marketing Program		Increased data utilization in targeted marketing efforts	Comprehensive strategy to drive dealer commitment
Dealer Loyalty & engagement	Provide exclusive CarStory data and insights Dealer portal improvements	Full loyalty program to drive dealer engagement and performance	Continued portal enhancements
Dealer Performance	Expanded programs to drive higher value customers	Details and recommendations to improve performance	Dealer performance scorecard revamp

27

Attract & retain the best dealers and drive deeper dealer engagement to enable growth

The Fast Lane


DASHBOARD
RESOURCES
ABOUT US
CONTACT US
FAQ
SCENARIOS
SCORING
PROFIT
AREA MANAGER INFO
MESSAGES
ACTIONS
VEHICLE
SAVE SCENARIO
SUBMIT
PRINT FEDEX LABEL

THE FAST LANE
United Auto Credit® Dealer Portal

- ✓ 24/7 access for dealers to view and work applications
- ✓ Instant approvals after submitting customer and vehicle information
- ✓ Populate, print, and sign/e-sign contract documents
- ✓ Track contract progress with LIVE funding updates
- ✓ LIVE chat feature available to connect with funding

28

A portal built to provide the dealer with everything they need from application through contracting

Dealer Inventory in The Fast Lane Launched June 2024

Inventory integration provides:

- Seamless dealer experience with streamlined vehicle selection and bookouts
- Ability for dealers to improve their own profitability
- Inventory review and financial impacts at a granular level


$24,146
TRADE-IN DETAIL
$ 10,795
$ 14,595
$ 23,595
$ 29,595
$ 25,522
Compare
Select
CarStory
THE FAST LANE

29

Increase credit app volume and drive dealer engagement with tools to improve their profits

Strategic Initiative:Build OperationalExcellence inOriginations30

Origination cost per funded contract increased 72% from 2019 to 202331Origination Cost per Funded Contract+72%-12%Note: Cost per funded contract represents origination cost as incurred in the period presented, assuming no capitalization of origination costFunded contracts exclude Vroom originations 201920202021202220232024 YTD

Originations are highly manual


~98% of applications are decisioned automatically
~80% manually restructured & redecisioned
Underwriters
Credit Managers
Sales Reps
Funded Contracts

Opportunities to Streamline:

- Optimize automated credit decisions
  - Expand straight approvals / turndowns
  - Improve callback structure / pricing
  - Tailor callbacks to dealers' needs/preferences
- Provide dealers with better tools to quickly & easily self-serve

32

Enhance systemic capabilities and decisioning for a more efficient process

Integrating Vroom Patent-Pending Title and Registration Product into UACC Funding Process

AI and computer vision used for classification, data extraction and object detection

Automated Document Classification

Document Type: Drivers License
Classification: Drivers License



NEW YORK STATE
DRIVER LICENSE
123 456 789
MOTORIST
MICHAEL, M
SAMPLE
10/30/1972
10/30/2025

Document Type: Insurance Card
Classification: Proof of Insurance



ILLINOIS INSURANCE INFORMATION
INSURED DOE, JOHN A and JANE B
POLICY NUMBER
EFFECTIVE
MODEL TAURUS
AGENT Alan Agent
PHONE
Bodily Injury and Property Damage
Medical Payments
Comprehensive
Collision

Document Type: Pay Stub
Classification: Proof of Income



ABC Employment Inc.
EARNINGS STATEMENT

Automated Data Extraction

State: New York
License Nbr: 123 456 789
Name: Motorist, Michael M
DOB: 10/30/1972
Expiration Date: 10/30/2025

State: Illinois
Name: Doe, John A and Jane B
Policy Nbr: 9999999999999999
Effective Date: 08/27/2024
Expiration Date: 02/27/2025

Employer: ABC Employment Inc.
Pay Period: 9/7 - 9/18
Name: Doe, John
Gross income: $800.00
Net Income: $577.84

Automated Signature Detection



Document Type: Electronic Signature Acknowledgement
Task: Signature detection
Actual: 3
Expected: 3
Status: Passed



UNITED AUTO CREDIT
GUARANTEED ASSET PROTECTION
(GAP) WAIVER

Document Type: Guaranteed Asset Protection Waiver
Task: Signature detection
Actual: 3
Expected: 3
Status: Passed

33

Reduce costs, improve accuracy, and reduce fraud

Building Pre-Verification Automated Engine

Automated stipulation verification accelerates the funding process and gives dealers confidence that the applicant's information is correct



Credit Application
THE FAST LANE
Automated Pre-Verification Engine
APIs
Fintech Partners
Insurance
Banking
Identity
Utilities
Verifications
Identity
Residence
Employment
Income
Contact Info & References

34

Pre-Verification improves dealer service, improves credit quality and increases capture rates

Strategic Initiative:Build OperationalExcellence inServicing35

Servicing Cost per Serviced Account


Servicing Cost per Serviced Account
+60%
-13%
2019
2020
2021
2022
2023
Feb 2024*
Jul 2024

*** Servicing headcount peaked in Feb 2024***

Note: Cost per account includes compensation and operating expenses related to servicing activities

36

Servicing cost per serviced account increased 60% from 2019 to February 2024

Build Operational Excellence in Servicing

Automated Decisioning		Creating a Frictionless Experience	
Data Science Decisioning Models	**Workflow & Account Management**	**Digital Communications & Tracking**	**Payment Processing**
★ Behavior Score (Account Treatment) ★ Repossession Timing ★ Customer Extensions ★ Vehicle Pricing ★ Vehicle Reconditioning	★ Cycle-Based Account Assignment ★ Repo Vendor Assignments	★ Consumer Mobile App ★ Expand Digital Campaigns ★ Wireless GPS Devices	★ Automatic Payment ★ Expand Payment Channel Options

37

Data Science, Advanced Analytics and Tech enable improved approach to Servicing effectiveness

New channel for customer engagement and communication targeting on-time paymentsNative Consumer Mobile App Launched September 202438

Strategic Plan IndicativeModels39

Long-Term Strategic Plan Indicative Models

	Base Model	Growth Model	Aggressive Growth Model
Subprime Cumulative Net Loss (CNL)	Low 20's% (Pre-COVID Level)	High Teens (%)	Mid Teens (%)
Nearprime Cumulative Net Loss (CNL)	N/A	~10%	~10%
Origination Cost Per Funded Contract	Pre-COVID Level		
Servicing Cost Per Serviced Account	Pre-COVID Level	~10% below Pre-COVID	~15% below Pre-COVID
Subprime Program Mix	100%	~90%	~80%
Near-Prime Program Mix	<1%	~10%	~20%
Franchise Dealer Segment %	<1%	>1%	Grow Market Share
Leverage CarStory Real Market Price for Valuations	Leverage CarStory Vehicle Valuations in underwriting and servicing activities		
Dealer Portal Tech Investment	Integrate existing Vroom tech into platform	Build new tech into the platform	
Origination Growth CAGR	~2% - 4%	~15% - 20%	~25% - 30%
Gross Serviced Portfolio Size	~$1 Billion	~$2 Billion	~$3-4 Billion
Long-Term Adjusted EBITDA % of Serviced Portfolio Target	~2.5% - 5.0%	~3.5% - 5.0%	~4.0% - 5.0%

Adjusted EBITDA % of Serviced Portfolio Target is a non-GAAP financial measure. See slide 2 for a definition of Adjusted EBITDA % of Serviced Portfolio Target.. A reconciliation of Adjusted EBITDA % of Serviced Portfolio Target in this presentation to the most directly comparable U.S. GAAP measure is not available on a forward-looking basis without unreasonable effort due to uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future.

40

Base: Return business to profitability
Growth: Grow share through near prime program, grow the Franchise segment, and deepen dealer relationships
Aggressive Growth: Based on success of strategic initiatives - accelerate growth

Residual Sale Impacts Timing of Income Recognition


Discount Income / Gain on Sale by Year
$45M of Gain on Sale recognized in 2022
Indicative Base Model
Expect to normalize discount income ~ 2027/2028
2019
2020
2021
2022
2023
2024
2025
2026
2027

- Selling residuals for 2022 securitizations pulled forward discount income via gain on sale recognition
- Expect discount income amortization to normalize by 2027/2028

41

Selling residuals and gain recognition upon securitizations results in time lag to normalize income

Indicative models: Potential paths to profitabilityEach of the Base Model and Growth Model assumes the current interest rate environment (assuming no rate cuts or increases) and normal macroeconomic conditions (assuming no potential recession).EBITDA and Adjusted EBITDA are non-GAAP financial measures. See slide 2 for a definition of EBITDA and Adjusted EBITDA. A reconciliation of EBITDA and Adjusted EBITDA in this presentation to, in each case, the mostdirectly comparable U.S. GAAP measure is not available on a forward-looking basis without unreasonable effort due to uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in thefuture2025 Quarterly2025 QuarterlyIndicative Model Potential Adjusted EBITDA42 Potential to have positive Adjusted EBITDAfor a quarter in 2025 Potential to have positive Adjusted EBITDAin FY 2026 Our models do not reflect Potential interest ratereductions (positive) Potential recession (negative) Other potentialmacroeconomic, operationaland competitive risksEstimated range under respective indicative modelvalues in 000s (Bar Chart)

The aggressive growth scenario would require raising additional operating capitalWe define Excess Liquidity as cash that can be generated from the Warehouse Credit Facilities by pledging and borrowing against eligible finance receivables. Indicative potential unrestricted cash and Excess Liquidity onlyconsiders operating cash utilization and does not consider or reflect the maturation of Convertible Notes on July 1, 2026.2026 QuarterlyIndicative Model Potential Unrestricted Cash and Excess Liquidity432026 QuarterlyConvertible Notesmature July 1, 2026Convertible Notesmature July 1, 2026 Represents Operating Capital whichincludes Unrestricted Cash and ExcessLiquidity Does not take into account theConvertible Notes that mature July 1, 2026subject to earlier repurchase, redemptionor conversion ($287.6 million aggregateprincipal amount of convertible seniornotes outstanding, net of deferredissuance costs of $2.9 million) We will continue to explore strategicoptions for addressing our outstandingConvertible NotesEstimated range under respective indicative modelvalues in 000s (Bar Chart)

Thank You 44